================================================================================

          ------                                  ------
          NUMBER                                  SHARES

            1                                     *1,000*
          ------                                  -------



                        ------------------------------
                              CITIZENS BANK FSB
                        ------------------------------


This Certifies that Innes Street Financial Corporation is the registered holder of One Thousand (1,000) fully paid and nonassessable Shares of common stock, no par value per share, of Citizens Bank, FSB.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate property endorsed.

The security evidenced by this Certificate is not a deposit account or savings account and is not federally insured or guaranteed. IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED.

            THIS ____________ DAY  OF __________________ A.D. 1998.



__________________________                    _________________________________
President                                     Secretary

================================================================================

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

   TEN COM - as tenants in common                UNIF GIFT MIN ACT-............Custodian...........
   TEN ENT - as tenants by the entireries                             (Cust)             (Minor)
   JT TEN  - as joint tenants with right of                      under Uniform Gifts to Minors
             survivorship and not as tenants                     Act.........................
             in common                                                   (State)

           Additional abbreviations may also be used though not in the above list.

  For value received                  hereby sell, assign and transfer unto
                     ----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

-----------------------------------------------------------------------------


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                                                                       Shares
---------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint
            -----------------------------------------------------------------


-----------------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       ---------------------

    In presence of                              -----------------------------

--------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                      INNES STREET FINANCIAL CORPORATION

                           SALISBURY, NORTH CAROLINA


  COMMON STOCK                                                CUSIP 45768F 10 3
          INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA
                                      SEE REVERSE FOR CERTAIN DEFINITIONS


     This certifies that


     is the registered owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
      INNES STREET FINANCIAL CORPORATION, SALISBURY, NORTH CAROLINA (the
                                "Corporation")

          The shares evidenced by this Certificate are transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation and ByLaws of the Corporation and any and all amendments thereto. The shares represented by this Certificate are not deposits or accounts and are not federally insured or guaranteed.

          This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          In WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officer and has caused its facsimile seal to be affixed hereto.

     Dated
                                   [SEAL APPEARS HERE]


          /s/ Ralphelle S. Butler                    /s/ Ronald E. Bostian
               Secretary                   President and Chief Executive Officer



COUNTERSIGNED AND REGISTERED:
      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                         Transfer Agent
                                         and Registrar


By
                         Authorized Signature

                      INNES STREET FINANCIAL CORPORATION

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The Corporation will furnish to any stockholder upon request and without charge a copy of the Articles of Incorporation and Bylaws of the Corporation, which set forth certain other provisions with respect to acquisition of shares of the Corporation, as well as a description of the Corporation's authorized common and preferred stock and other provisions affecting stockholder rights and corporate governance.

The following abbreviations, when used in the inscription on the face of this certificate , shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - .....Custodian.....
                                                           (Cust)       (Minor)

TEN ENT - as tenants by the entireties            under Uniform Gifts to Minors

JT TEN  - as joint tenants with right             Act..........................
          of survivorship and not as                         (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

For Value Received, _______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________


________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNER)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ shares of the Common Stock represented by this Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________ as Attorney
to transfer the said shares on the books of the within named Corporation, with full power of substitution.

  Dated ________________________

                                        _______________________________________
                                        Signature

                                        _______________________________________
                                        Signature


NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever. The signature(s) should be guaranteed by an eligible guarantor institution (bank, stockbroker, savings and loan association or credit union) with membership in an approved signature guarantee medallion program, pursuant to S.E.C. Rule 17Ad-15.